                                                               EXHIBIT - g(3)(i)

[ING FUNDS LOGO]

December 28, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

      Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two newly established series of ING Equity Trust, and ING International Value Choice Fund, a newly established series of ING Mutual Funds (the "Funds"), to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective February 1, 2005.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                                    Sincerely,

                                                    /s/ Michael J. Roland
                                                    ---------------------
                                                    Michael J. Roland
                                                    Executive Vice President and
                                                    Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By : /s/ Edward G. McGann
      -------------------
Name: EDWARD G. McGANN
Title: MANAGING DIRECTOR Duly Authorized

337 E. Doubletree Ranch Rd.       Tel: 480-477-3000         ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                  www.ingfunds.com

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                                AMENDED EXHIBIT A

FUND                                             EFFECTIVE DATE
----                                             --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A           May 17, 2004
  ING Corporate Leaders Trust - Series B           May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                             June 9, 2003
  ING Disciplined LargeCap Fund                    June 9, 2003
  ING Equity and Bond Fund                         June 9, 2003
  ING Financial Services Fund                      June 9, 2003
  ING LargeCap Growth Fund                         June 9, 2003
  ING LargeCap Value Fund                        February 1, 2004
  ING MidCap Opportunities Fund                    June 9, 2003
  ING MidCap Value Choice Fund                   February 1, 2005
  ING MidCap Value Fund                            June 9, 2003
  ING Principal Protection Fund                    June 2, 2003
  ING Principal Protection Fund II                 June 2, 2003
 .ING Principal Protection Fund III                June 2, 2003
  ING Principal Protection Fund IV                 June 2, 2003
  ING Principal Protection Fund V                  June 2, 2003
  ING Principal Protection Fund VI                 June 2, 2003
  ING Principal Protection Fund VII                 May 1, 2003
  ING Principal Protection Fund VIII              October 1, 2003
  ING Principal Protection Fund IX               February 2, 2004
  ING Principal Protection Fund X                   May 3, 2004
  ING Principal Protection Fund XI                August 16, 2004
  ING Principal Protection Fund XII             November 15, 2004
  ING Principal Protection Fund XIII            February 14, 2005
  ING Principal Protection Fund XIV               April 25, 2005
  ING Real Estate Fund                             June 9, 2003
  ING SmallCap Opportunities Fund                  June 9, 2003
  ING SmallCap Value Choice Fund                 February 1, 2005
  ING SmallCap Value Fund                          June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                   April 7, 2003
  ING GNMA Income Fund                            April 7, 2003
  ING High Yield Bond Fund                        April 7, 2003
  ING Intermediate Bond Fund                      April 7, 2003
  ING Lexington Money Market Trust                April 7, 2003
  ING Money Market Fund                           April 7, 2003
  ING National Tax-Exempt Bond Fund               April 7, 2003

ING GET FUND
  ING GET Fund - Series G                                 July 14, 2003
  ING GET Fund - Series H                                 July 14, 2003
  ING GET Fund - Series I                                 July 14, 2003
  ING GET Fund - Series J                                 July 14, 2003
  ING GET Fund - Series K                                 July 14, 2003
  ING GET Fund - Series L                                 July 14, 2003
  ING GET Fund - Series M                                 July 14, 2003
  ING GET Fund - Series N                                 July 14, 2003
  ING GET Fund - Series P                                 July 14, 2003
  ING GET Fund - Series Q                                 July 14, 2003
  ING GET Fund - Series R                                 July 14, 2003
  ING GET Fund - Series S                                 July 14, 2003
  ING GET Fund - Series T                                 July 14, 2003
  ING GET Fund - Series U                                 July 14, 2003
  ING GET Fund - Series V                                 March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                       June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                       January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                  January 6, 2003
  ING American Funds Growth Portfolio                   September 2, 2003
  ING American Funds Growth-Income Portfolio            September 2, 2003
  ING American Funds International Portfolio            September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio        January 13, 2003
  ING Capital Guardian Managed Global Portfolio         January 13, 2003
  ING Capital Guardian Small Cap Portfolio              January 13, 2003
  ING Developing World Portfolio                        January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio         January 6, 2003
  ING Evergreen Health Sciences Portfolio                  May 3, 2004
  ING Evergreen Omega Portfolio                            May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio             January 6, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio            January 6, 2003
  ING Hard Assets Portfolio                             January 13, 2003
  ING International Portfolio                           January 13, 2003
  ING Janus Special Equity Portfolio                    January 13, 2003
  ING Jennison Equity Opportunities Portfolio           January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio               January 13, 2003
  ING Julius Baer Foreign Portfolio                     January 13, 2003
  ING Legg Mason Value Portfolio                        January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                May 1, 2004
  ING LifeStyle Growth Portfolio                           May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                  May 1, 2004
  ING LifeStyle Moderate Portfolio                         May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                   January 6, 2003
  ING Liquid Assets Portfolio                           January 6, 2003
  ING Marsico Growth Portfolio                         January 13, 2003
  ING Mercury Focus Value Portfolio                     January 6, 2003
  ING Mercury Large Cap Growth Portfolio                January 6, 2003
  ING MFS Mid Cap Growth Portfolio                     January 13, 2003
  ING MFS Total Return Portfolio                       January 13, 2003
  ING Oppenheimer Main Street Portfolio(R)             January 13, 2003
  ING PIMCO Core Bond Portfolio                        January 13, 2003
  ING PIMCO High Yield Portfolio                       November 5, 2003
  ING Salomon Brothers All Cap Portfolio                January 6, 2003
  ING Salomon Brothers Investors Portfolio              January 6, 2003
  ING Stock Index Portfolio                            November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio     January 13, 2003
  ING T. Rowe Price Equity Income Portfolio            January 13, 2003
  ING UBS U.S. Balanced Portfolio                       January 6, 2003
  ING Van Kampen Equity Growth Portfolio               January 13, 2003
  ING Van Kampen Global Franchise Portfolio            January 13, 2003
  ING Van Kampen Growth and Income Portfolio           January 13, 2003
  ING Van Kampen Real Estate Portfolio                 January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                         November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                          November 3, 2003
  ING Foreign Fund                                       July 1, 2003
  ING Global Equity Dividend Fund                      September 2, 2003
  ING Global Real Estate Fund                          November 3, 2003
  ING International Fund                               November 3, 2003
  ING International SmallCap Growth Fund               November 3, 2003
  ING International Value Choice Fund                  February 1, 2005
  ING Precious Metals Fund                             November 3, 2003
  ING Russia Fund                                      November 3, 2003
  ING Worldwide Growth Fund                            November 3, 2003

ING PARTNERS, INC.
  ING Aeltus Enhanced Index Portfolio                  January 10, 2005
  ING American Century Select Portfolio                January 10, 2005
  ING American Century Small Cap Value Portfolio       January 10, 2005
  ING Baron Small Cap Growth Portfolio                 January 10, 2005
  ING Fidelity(R) VIP Contrafund(R) Portfolio          November 15, 2004
  ING Fidelity(R) VIP Equity Income Portfolio          November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                 November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio                November 15, 2004

ING PARTERS, INC. (CONT.)
  ING Goldman Sachs(R) Capital Growth Portfolio                January 10, 2005
  ING Goldman Sachs(R) Core Equity Portfolio                   January 10, 2005
  ING JPMorgan Fleming International Portfolio                 January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                         January 10, 2005
  ING MFS Capital Opportunities Portfolio                      January 10, 2005
  ING OpCap Balanced Value Portfolio                           January 10, 2005
  ING Oppenheimer Global Portfolio                             January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                   January 10, 2005
  ING PIMCO Total Return Portfolio                             January 10, 2005
  ING Salomon Brothers Aggressive Growth Portfolio             January 10, 2005
  ING Salomon Brothers Fundamental Value Portfolio             January 10, 2005
  ING Salomon Brothers Investors Value Portfolio               January 10, 2005
  ING Salomon Brothers Large Cap Growth Portfolio              January 10, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio       January 10, 2005
  ING T. Rowe Price Growth Equity Portfolio                    January 10, 2005
  ING UBS U.S. Large Cap Equity Portfolio                      January 10, 2005
  ING Van Kampen Comstock Portfolio                            January 10, 2005
  ING Van Kampen Equity and Income Portfolio                   January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                        June 2, 2003
  ING Aeltus Money Market Fund                                   June 2, 2003
  ING Balanced Fund                                              June 2, 2003
  ING Classic Principal Protection Fund II                       June 2, 2003
  ING Classic Principal Protection Fund III                      June 2, 2003
  ING Classic Principal Protection Fund IV                       June 2, 2003
  ING Equity Income Fund                                         June 9, 2003
  ING Global Science and Technology Fund                         June 2, 2003
  ING Government Fund                                            June 2, 2003
  ING Growth Fund                                                June 9, 2003
  ING Index Plus LargeCap Fund                                   June 9, 2003
  ING Index Plus MidCap Fund                                     June 9, 2003
  ING Index Plus Protection Fund                                 June 2, 2003
  ING Index Plus SmallCap Fund                                   June 9, 2003
  ING International Growth Fund                               November 3, 2003
  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003
  ING Value Opportunity Fund                                     June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIS,INC.
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                    July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                  June 13, 2003
  ING GET U.S. Core Portfolio - Series 2               September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                 March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                  June 11, 2004
  ING GET U.S. Core Portfolio - Series 6               September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                  March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                   June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1               TBD
  ING GET U.S. Opportunity Portfolio - Series 2               TBD
  ING VP Worldwide Growth Portfolio                     November 3, 2003

ING  VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio          July 7, 2003
  ING VP Growth Portfolio                                 July 7, 2003
  ING VP Index Plus LargeCap Portfolio                    July 7, 2003
  ING VP Index Plus MidCap Portfolio                      July 7, 2003
  ING VP Index Plus SmallCap Portfolio                    July 7, 2003
  ING VP International Equity Portfolio                 November 3, 2003
  ING VP Small Company Portfolio                          July 7, 2003
  ING VP Value Opportunity Portfolio                      July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                          October 6, 2003
  ING VP Disciplined LargeCap Portfolio                 October 6, 2003
  ING VP Financial Services Portfolio                      May 1, 2004
  ING VP High Yield Bond Portfolio                      October 6, 2003
  ING VP International Value Portfolio                  November 3, 2003
  ING VP LargeCap Growth Portfolio                       October 6, 2003
  ING VP MagnaCap Portfolio                              October 6, 2003
  ING VP MidCap Opportunities Portfolio                  October 6, 2003
  ING VP Real Estate Portfolio                             May 1, 2004
  ING VP SmallCap Opportunities Portfolio                October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                           July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                     November3, 2003

ING VP INTERMEDIATE BOND PROTFOLIO                      July 7, 2003

ING VP MONEY MARKET PROTFOLIO                           July 7, 2003

ING VP NATURAL RESOURCES TRUST                         October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                       October 6, 2003
  The Bond Portfolio                                   October 6, 2003
  The Money Market Portfolio                           October 6, 2003
  The Stock Portfolio                                  October 6, 2003